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                                                                   EXHIBIT 10.86

                              AMENDMENT NUMBER ONE
      to the Master Mortgage Loan Purchase and Interim Servicing Agreement
                           dated as of August 1, 2003
                                 by and between
                      THE NEW YORK MORTGAGE COMPANY L.L.C.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


            This AMENDMENT NUMBER ONE is made this 24th day of November, 2003, by and between THE NEW YORK MORTGAGE COMPANY L.L.C., having an address at 1301 Avenue of the Americas, 7th Floor, New York, New York 10019, (the "Seller") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Purchaser"), to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of August 1, 2003, by and between the Seller and the Purchaser, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

            WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein with respect to any pools of Mortgage Loans purchased by the Purchaser on or after November 24, 2003;

            WHEREAS, the Purchaser and the Seller have agreed to amend the Agreement as set forth herein; and

            WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number One on the terms and conditions set forth herein.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Amendments.

      (a) Effective as of November 24, 2003, Section 7.02 of the Agreement is hereby amended by deleting subpart (lx) thereof and replacing it with the following:

            (lx) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act") or the New York Banking Law 6-1. Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an
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owner occupied manufactured home located in the State of Georgia was originated
(or modified) on or after October 1, 2002 through and including March 6, 2003;

      (b) Effective as of ____, 2003, Section 7.02 of the Agreement is hereby amended by deleting the word "and" at the end of subpart (lxiii) thereof, and deleting the "." at the end of subpart (lxiv) thereof and by adding the following subparts immediately following such subpart (lxiv):

            (lxv) With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Seller for each Loan will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;

            (lxvi) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans", as defined in Section 6-L of the New York State Banking Law;

            (lxvii) The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

            (lxviii) No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or
2003);

            (lxix) No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

            (lxx) No Mortgage Loan secured by property located in the State of Nevada is a "home loan" as defined in the Nevada Assembly Bill No. 284;

            (lxxi) No Mortgage Loan is a "manufactured housing loan" pursuant to the NJ Act, and one hundred percent of the amount financed of any purchase money Second Lien Mortgage Loan subject to the NJ Act was used for the purchase of the related Mortgaged Property. No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.) ;

            (lxxii) Each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section
1.860G-2(a)(1);

            (lxxiii) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;


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            (lxxiv) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. Sections 58-21A-1 et seq.); and

            (lxxv) No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.).


      SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

      SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

      SECTION 4. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

      SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the Seller and the Purchaser have caused this
Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                     THE NEW YORK MORTGAGE COMPANY L.L.C.
                                                (Seller)

                                     By: /s/ Steven B. Schnall
                                        ---------------------------------------
                                     Name: Steven B. Schnall
                                          -------------------------------------
                                     Title: President
                                           ------------------------------------


                                     GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                                (Purchaser)

                                     By: /s/ Anthony Palmisano
                                        ---------------------------------------
                                     Name: Anthony Palmisano
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------


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